THIRTEENTH AMENDMENT AGREEMENT

dated as of 17 November 2015

(the "Amendment Agreement")

to the ISDA MASTER AGREEMENT dated as of 9 January 2008 (the "Agreement")

between

HERMES INVESTMENT MANAGEMENT LIMITED (the "Investment Manager") acting as agent and signatory for each of the principals, severally and not jointly, listed in Annex A to the Agreement (each such principal being a "Party A" and a "Principal")	**and**	**HSBC BANK PLC** ("Party B")

The parties have previously entered into the Agreement (including, for the avoidance of doubt, the Schedule and the Credit Support Annex thereto) and have now agreed to amend the Agreement by the terms of this Amendment Agreement.

Accordingly, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. **Amendments**

The Agreement is amended as follows:

1.1 Annex A to the Agreement is hereby deleted in its entirety and replaced with the new Annex A attached hereto.

1.2 Part 5 of the Schedule to the Agreement shall be amended by the addition of the following:

"(26) **Amendments to Section 2.**

(i) Section 2 of this Agreement is amended to add at the end a new Section 2(f), reading in its entirety as follows:

"(f) **Condition End Date.**

(i) If an Event of Default occurs, the Defaulting Party may, by notice to the Non-defaulting Party identifying the Event of Default and confirming its occurrence, specify that clause (iii) will apply to that Event of Default.

(ii) If a Potential Event of Default occurs with respect to a party, that party may, by notice to the other party identifying the Potential Event of Default and confirming its occurrence:

(A) waive any requirement that notice be given or that any period of time elapse, by virtue of which waiver the Potential Event of Default will become an Event of Default; and

(B) specify that clause (iii) will apply to that Event of Default.

(iii) If this clause (iii) applies to an Event of Default, then the condition precedent specified in Section 2(a)(iii)(1) with respect to that Event of Default will cease to be a condition precedent to each obligation of the Non-defaulting Party on the relevant Condition End Date. Any obligation that would have been payable or deliverable by the Non-defaulting Party but for Section 2(a)(iii)(1) will become payable or deliverable on the first Local Business Day falling after the Condition End Date, together with:

(A) interest (to the extent permitted under applicable law) at the Non-default Rate on any obligation that would have been payable by the Non-defaulting Party but for Section 2(a)(iii)(1) in the currency of that obligation from (and including) the date such obligation would have been required to have been paid to (but excluding) the actual date of payment by the Non-defaulting Party under this clause (iii), to be calculated on the basis of daily compounding and the actual number of days elapsed; and

(B) compensation (to the extent permitted under applicable law) in respect of any obligation required to be settled by delivery that would have been deliverable by the Non-defaulting Party but for Section 2(a)(iii)(1) if and to the extent expressly provided for in the relevant Confirmation or elsewhere in this Agreement in relation to delivery obligations deferred under Section 2(a)(iii)(1).

(iv) Subject to clause (v) below, if, after a party has given a notice under clause (i) or (ii) above with respect to an Event of Default or Potential Event of Default, another Event of Default or Potential Event of Default occurs with respect to that party, then, with respect to the earlier Event of Default, no Condition End Date will occur and therefore clause (iii) will not apply. This will not affect the right of that party to give a notice under clause (i) in respect of the subsequent Event of Default or under clause (ii) in respect of the subsequent Potential Event of Default. This clause (iv) is without prejudice to the right of the Defaulting Party to give a new notice to the Non-defaulting Party under clause (i) with respect to the earlier Event of Default.

(v) If the Defaulting Party has given a notice under clause (i) above in respect of an Event of Default under Section 5(a)(vii), then clause (iv) will not apply."

(ii) Section 14 of the Agreement is amended to add in the appropriate alphabetical position a new definition of "Condition End Date", reading in its entirety as follows:

"***"Condition End Date"*** means, with respect to an Event of Default, the day falling 90 days after a notice given by the Defaulting Party under Section 2(e)(i) or Section 2(e)(ii) is effective if the Event of Default is still continuing on that day.""

2. **Representations**

The parties make the representations set forth in Section 3(a)(i), (ii), (iii), (iv) and (v) of the Agreement, except that all references in those sections to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to this Amendment Agreement and the Agreement, as amended hereby

3. **Miscellaneous**

3.1 Except as specifically amended by the Amendment Agreement, the Agreement will continue in full force and effect and this Amendment Agreement will not be construed as a waiver of existing rights under the Agreement. Accordingly, for the avoidance of doubt, the provision of, or incorporated in, the Agreement relating the Entire Agreement (Section 9(a)), Amendments (Section 9(b)), Survival of Obligations (Section 9(c)), Remedies Cumulative (Section 9(d)), No Waiver of Rights (Section 9(f)), Headings (Section 9(g)), Notices (Section 12), Governing Law (Section 13(a)) and Waiver of Immunities (Section 13(d)) will also apply to this Amendment Agreement as though such provisions were set forth in full herein (except that references in such provisions to the Agreement will be deemed to be references to this Amendment Agreement).

3.2 From and after the effective date of this Amendment Agreement, all references in the Agreement to "this Agreement" (or words or phrases of a similar meaning) will be deemed to be references to the Agreement, as amended by this Amendment Agreement.

3.3 All capitalised terms used in this Amendment Agreement but not defined herein will have the meanings set forth in the Agreement.

3.4 This Amendment Agreement and any non-contractual obligation arising out of or in relation to this Amendment Agreement will be governed by and construed in accordance with English law. All disputes

arising out of or relating to this Amendment Agreement or any non-contractual obligation arising out of or relating to this Amendment Agreement shall be submitted to the jurisdiction of the English courts.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this document.

HERMES INVESTMENT MANAGEMENT LIMITED acting as agent and signatory for each of the Principals, severally and not jointly, listed in Annex A to the Agreement

By: ______________________
Name: JOSEPH KAGAN
Title: AUTHORISED SIGNATORY
Date: 23 NOVEMBER 2015.

By: ______________________
Name:
Title:
Date:

HSBC BANK PLC

By: ______________________
Name:
Title:
Date:

DON G. PEARCE
AUTHORISED SIGNATORY
18/11/15

ANNEX A - PRINCIPALS

	Name of Principals	Entity Type	Applicable CSA
1.	BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme	UK Pension Fund	For non-FX Transactions: Exhibit 2 For certain FX Transactions: Exhibit 3
2.	Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	UK Pension Fund	N/A
3.	Hermes Investment Funds public limited company for and in respect of Hermes UK Small and Mid Cap Companies Fund	Irish UCITS Principal	Exhibit 4
4.	Hermes Investment Funds public limited company for and in respect of Hermes Global Equity Fund (formerly: Hermes Quant Global Equity Fund)	Irish UCITS Principal	Exhibit 4
5.	Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets	Irish UCITS Principal	Exhibit 4
6.	Hermes Investment Funds public limited company for and in respect of Hermes Global Equity Select Fund (formerly: Hermes Global Equities Selection)	Irish UCITS Principal	Exhibit 4
7.	Hermes Investment Funds public limited company for and in respect of Hermes Sourcecap European Alpha Fund	Irish UCITS Principal	Exhibit 4
8.	Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Bond Fund	Irish UCITS Principal	Exhibit 4
9.	Hermes Investment Funds public limited company for and in respect of Hermes Emerging Asia Equity Fund	Irish UCITS Principal	Exhibit 4
10.	Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund	Irish UCITS Principal	Exhibit 4
11.	Hermes Investment Funds public limited company for and in respect of Hermes Active UK Inflation-Linked Bond Fund	Irish UCITS Principal	Exhibit 4
12.	Hermes BPK Partners LLP	UK Regulated Investment Firm	N/A
13.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund	Irish UCITS Principal	Exhibit 4
14.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG	Irish UCITS Principal	Exhibit 4
15.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund	Irish UCITS Principal	Exhibit 4
16.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund	Irish UCITS Principal	Exhibit 4
17.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund	Irish UCITS Principal	Exhibit 4
18.	Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund	Irish UCITS Principal	Exhibit 4
19.	**Bombardier (UK) CIF Trustee Limited in its capacity as Trustee of the Bombardier Trust (UK)**	**Common Investment Fund**	**N/A**